Exhibit 1.1

Shares of Common Stock

METROPCS COMMUNICATIONS, INC.

UNDERWRITING AGREEMENT

July             , 2004

BEAR, STEARNS & CO. INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

UBS SECURITIES LLC

J.P. MORGAN SECURITIES INC.

THOMAS WEISEL PARTNERS LLC

  As Representatives of the

  several Underwriters named in

  Schedule I attached hereto (the “Representatives”)

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

and

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center

250 Vesey Street

New York, New York 10080

Ladies and Gentlemen:

MetroPCS Communications, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of                      shares (the “Company Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”). The stockholders of the Company listed on Schedule I hereto (the “Selling Stockholders”) severally and not jointly propose to sell to the several Underwriters an aggregate of                      shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Firm Shares”). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Selling Stockholders severally and not jointly propose to sell, up to an additional                      shares (the “Additional Shares”) of Common Stock to the several Underwriters. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and the Prospectus (each as defined below). Bear, Stearns & Co. Inc. (“Bear Stearns”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are acting as lead managers in connection with the offering and sale of the Shares (the “Offering”).

Prior to the Offering, MetroPCS, Inc., a Delaware corporation (“Metro”), was merged (the “Merger”) with a wholly-owned subsidiary of the Company pursuant to a merger agreement dated April 6, 2004 by and among Metro, MPCS Holdco Merger Sub, Inc. and the Company, such that after the Merger (i) Metro became a wholly-owned subsidiary of the Company, (ii) each class or series of the capital stock of Metro (the “Metro Stock”) was exchanged for the capital stock of the Company of the same class or series, and (iii) all of the outstanding options and warrants to purchase additional shares of the Metro Stock were assumed by the Company. Concurrently with the consummation of the Offering, the Company’s Series D preferred stock, $0.0001 par value per share, will be converted into the Common Stock. The transactions described in this paragraph are referred to herein as the “Reorganization.”

The Company also proposes, subject to the terms of this agreement (this “Agreement”), the applicable rules, regulations and interpretations of the NASD (as defined below) and all other applicable laws, rules and regulations, that up to             % of the Firm Shares (the “Directed Shares”) shall be reserved for sale by the Underwriters to certain officers, directors, employees and other persons designated by the Company (“Directed Share Purchasers”). To the extent that sales of Directed Shares are not orally confirmed for purchase by Directed Share Purchasers by the end of the first day after the date of this Agreement, the Directed Shares will be offered to the public as part of the Offering.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-113865), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters in such form. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering by registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company, if required by the rules and regulations of the Commission (the “Rules and Regulations”) or by the Securities Act, proposes to file the prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), in the form included as part of the

Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any wrapper or supplement thereto prepared in connection with the distribution of Directed Shares in any jurisdiction outside the United States. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments of or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (the “EDGAR System”). The Registration Statement, any Preliminary Prospectus, the Prospectus and any amendments of or supplements to such documents delivered to the Underwriters are identical to the electronic version thereof filed on the EDGAR System. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated, is pending or has been threatened by the Commission.

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act (“Rule 434”), when any amendment of or supplement to the Prospectus is filed with the Commission and on the Closing Date and the Additional Closing Date, if any (each as defined herein), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any Preliminary Prospectus in the light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns or Merrill Lynch specifically for use therein (the “Underwriters’ Information”). The parties acknowledge and agree that the Underwriters’ Information consists solely of the statements set forth in the first paragraph under the subcaption “Commissions and Discounts,” in the last paragraph under the subcaption “No Sales of Similar Securities,” in the first two paragraphs under the subcaption “Price Stabilization, Short Positions” and under the subcaptions “Passive Market Making” and “Other Relationships” under the caption “Underwriting” in the Prospectus.

(c) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules and information of the Company and the Subsidiaries that are included in the Registration Statement, and whose reports appear in the Registration Statement or the Prospectus, are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations.

(d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, none of the Company or any of the Subsidiaries has declared, paid or made any dividends or distributions of any kind on its capital stock, and there has been no change in or event that would reasonably be expected to have a material adverse effect on, whether or not arising from transactions in the ordinary course of business, (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and each subsidiary of the Company listed on Schedule II hereto (each, a “Subsidiary” and, collectively the “Subsidiaries”), taken as a whole; (ii) the long-term debt or capital stock of the Company or any of the Subsidiaries; or (iii) the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Prospectus (any of the events set forth in clauses (i), (ii) or (iii), a “Material Adverse Effect”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, none of the Company or any of the Subsidiaries has (i) incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Registration Statement and the Prospectus, or (ii) entered into any material transaction not in the ordinary course of business, except as described in the Registration Statement and the Prospectus.

(e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “Pro Forma” under the caption “Capitalization.” All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(f) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the outstanding equity interests of each Subsidiary are owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

(g) Each of the Company and the Subsidiaries (i) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation, (ii) has all requisite corporate or limited liability company power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, and (iii) is duly qualified and is in good standing as a foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h) Each of the Company and the Subsidiaries holds such permits, licenses, certificates, approvals, franchises and authorizations of, and has made all declarations and filings with, governmental or regulatory authorities (“Permits”), including, without limitation, under (i) the Federal Communications Act of 1934, as amended (the “Communications Act”), (ii) the rules and regulations of the Federal Communications Commission (the “FCC”) and (iii) any applicable Environmental Laws (as defined below), as are necessary to own, lease and operate its properties and to conduct its businesses, except where the failure to have such Permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All such Permits are valid and in full force and effect, and each of the Company and the Subsidiaries is in compliance in all material respects with the terms and conditions of all such Permits and with the rules and regulations of the governmental or regulatory authorities (including, without limitation, the FCC) having jurisdiction with respect thereto. Neither the Company or any of the Subsidiaries has any reason to believe that any governmental or regulatory authority is considering revoking, suspending or terminating any such Permit, and no event has occurred that allows, or after notice or lapse of time would allow, such revocation, suspension or termination or that results or would result in any other material impairment of the rights of the holder of any such Permit; and, except as described in the Registration Statement and the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any such Subsidiary, as the case may be.

(i) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity and the unenforceability under certain circumstances under federal or state securities laws of provisions providing for the indemnification of a party.

(j) None of the issuance and sale of the Shares in the Offering, the execution, delivery and performance of this Agreement, the consummation of the Reorganization and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus conflicts with, violates or constitutes a breach of any of the terms or provisions of, or will conflict with, violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under (except for consents that have already been obtained), or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Subsidiaries, or an acceleration of any indebtedness of the Company or any of the Subsidiaries pursuant to, (i) the charter or bylaws or other organizational documents of the Company or any of the Subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their properties are subject, (iii) any statute, rule or regulation (including, without limitation, the Communications Act and the rules and regulations of the FCC) applicable to the Company or any of the Subsidiaries or any of their assets or properties or (iv) any judgment, order or decree of any court or governmental agency, body or authority or administrative agency (including, without limitation, the FCC) having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties, except, in the case of clauses (ii), (iii) and (iv) above, for such violations, breaches or defaults as could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of, with or from (i) any court or governmental agency, body or authority or administrative agency (including, without limitation, the FCC) or (ii) or any other person is required for the execution, delivery and performance of this Agreement, the consummation of the Reorganization or the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(k) Except as disclosed in the Registration Statement and the Prospectus, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or authority or administrative agency (including, without limitation, the FCC), domestic or foreign, now pending or threatened in writing or, to the knowledge of the Company, contemplated to which the Company or any of the Subsidiaries is or may be a party or to which the assets or property of the Company or any of the Subsidiaries, is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, body or authority or administrative agency (including, without limitation, the FCC) or that has been proposed by any governmental agency, body or authority or administrative agency (including, without limitation, the FCC) and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiaries is or may be subject or to which the business, assets or property of the Company or any of the Subsidiaries is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, (A) is required to be disclosed in the Registration Statement and the Prospectus and that is not so disclosed or (B) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) The historical consolidated financial statements, together with related schedules and notes thereto, present fairly in all material respects the financial position, cash flows and results of operations of the Company and the Subsidiaries at the dates and for the periods indicated. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods presented and the supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. The other financial and statistical information included in the Registration Statement and the Prospectus derived from the historical financial statements are accurately presented in all material respects and have been prepared on a basis consistent with the historical consolidated financial statements included in the Registration Statement and the Prospectus and with the books and records of the Company and the Subsidiaries.

(m) There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and Prospectus in accordance with Regulation S-X and that have not been included as so required.

(n) The statistical, industry and market-related data included in the Registration Statement and the Prospectus are based on or derived from management estimates and third-party sources, and the Company believes such estimates and sources are reasonable, reliable and accurate in all material respects.

(o) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is approved for quotation on the Nasdaq National Market (“Nasdaq”). The Company has taken no action designed to delist or terminate the registration of, or likely to have the effect of delisting or terminating the registration of, the Common Stock under the Exchange Act or from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(p) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

(q) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, nor will any of them take, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(r) The Company has not prior to the date hereof made any offer or sale of any securities that could be “integrated” with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

(s) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have been either fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(t) None of the Company or any of the Subsidiaries is, or after giving effect to the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus and applying the net proceeds as described in the Registration Statement and Prospectus under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) There are no contracts or other documents (including, without limitation, any voting agreement) that are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations and that have not been so described or filed.

(v) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, that is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus and that is not so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

(w) Except as disclosed in the Registration Statement and the Prospectus, there are no (i) contracts, agreements or understandings between the Company and the Subsidiaries, on the one hand, and any other person, on the other hand, that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, (ii) to the Company’s knowledge, arrangements, agreements, understandings or payments with respect to the Company or any of its officers, directors, stockholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(x) Each of the Company and the Subsidiaries has (i) good and marketable title to all of the properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for taxes not yet payable) and (ii) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All material leases to which the Company or any of the Subsidiaries is a party are valid and binding, and no default by the Company or such Subsidiary, as the case may be, has occurred and is continuing thereunder and, to the knowledge of the Company, no defaults by the landlord are existing under any such lease, except those defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y) Each of the Company and the Subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the “Intellectual Property”) presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and none of the Company or any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except such infringements of or conflicts with asserted rights of others that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company or any of the

Subsidiaries does not infringe on the rights of any person, except such infringements as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Each of the Company and the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Company and the Subsidiaries and their respective businesses. None of the Company or any of the Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

(aa) All material tax returns required to be filed by the Company or any of the Subsidiaries in all jurisdictions have been so filed and are accurate. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those (i) which, if not paid, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) being contested in good faith and for which adequate reserves have been provided or (iii) currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or any of the Subsidiaries, or the assets or property of the Company or any of the Subsidiaries, except those tax assessments for which adequate reserves have been established.

(bb) There is (i) no unfair labor practice complaint pending against the Company or any of the Subsidiaries nor threatened in writing against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or threatened in writing against any of them, (ii) no material strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries nor threatened in writing against any of them and (iii) to the knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries. To the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of the Subsidiaries.

(cc) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, that could cause the loss of such qualification.

(dd) None of the Company or any of the Subsidiaries has violated, or is in violation of, any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), which violations could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee) There is no alleged liability, or to the knowledge of the Company, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of the Subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Company or such Subsidiary, as the case may be, or (ii) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Registration Statement and the Prospectus, other than as disclosed therein, or could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (1) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (2) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (3) any petroleum or petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

(ff) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(gg) Each of the Company and the Subsidiaries is not (i) in violation of its charter or bylaws or other organizational documents, (ii) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject that, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, (A) the Communications Act and (B) rules or regulations of the FCC) applicable to it or any of its assets or properties (whether owned or leased) that, in the case of clause (ii) and (iii) above, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

(hh) The Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with all applicable statutes, rules, regulations, ordinances, directives, judgments, decrees and orders of foreign jurisdictions in which Directed Shares are offered or the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, may be distributed in connection with therewith; and no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of, with or from any court of governmental agency, body or authority or administrative agency, other than such as have been obtained, is necessary under the any statute, rule, regulation, ordinance, directive, judgment, decree or order of such foreign jurisdiction.

(ii) The Company has not offered, or caused the Underwriters to offer, Directed Shares to any person with the intention of unlawfully influencing (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a trade journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products.

(jj) The Reorganization has been consummated, and the Reorganization conforms to the descriptions thereof in the Registration Statement and the Prospectus.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 7 hereof, counsel for the Company and counsel for the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

(a) Such Selling Stockholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement and the transactions contemplated by this Agreement has been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by such Selling Stockholder and constitutes the legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity and the unenforceability under certain circumstances under federal or state securities laws of provisions providing for the indemnification of a party.

(b) Such Selling Stockholder has full right, power and authority to execute and deliver (i) a Custody Agreement by and between such Selling Stockholder and the Company,

as custodian (in such capacity, the “Custodian”) and (ii) a Power of Attorney by and among Roger D. Linquist and J. Lyle Patrick as such Selling Stockholder’s attorneys-in-fact (each, an “Attorney-In-Fact”) substantially in the form of Exhibits A and B attached hereto (the “Custody Agreement” and “Power of Attorney,” respectively), to perform its obligations thereunder and to consummate the transactions contemplated by its Custody Agreement and Power of Attorney. The Custody Agreement and Power of Attorney and the transactions contemplated by the Custody Agreement and Power of Attorney have been duly and validly authorized by such Selling Stockholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity and the unenforceability under certain circumstances under federal or state securities laws of provisions providing for the indemnification of a party. The Custodian is authorized to deliver the Shares to be sold by the Selling Stockholders hereunder and to accept payment therefor.

(c) Such Selling Stockholder has, and on each Closing Date will have, good and marketable title to, and is the lawful owner of, the Shares to be sold by such Selling Stockholder hereunder on such Closing Date. Upon sale and delivery of, and payment for, such Shares as provided herein, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than pursuant to this Agreement, and, provided that the Underwriters do not have notice of any “adverse claim” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York), each of the Underwriters will be a “protected purchaser” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York) with respect to such Shares and will acquire such Shares free of any “adverse claim” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York).

(d) Certificates for all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

(e) No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of, with or from any court or governmental agency, body or authority or administrative agency is required for the execution, delivery and performance by the Selling Stockholder of this Agreement or its Custody Agreement or Power of Attorney, or consummation of the transactions contemplated by this Agreement or its Custody Agreement or Power of Attorney, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, filings, registrations, qualification, licenses or permits as may be required under state securities or blue sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(f) None of the sale of the Shares by such Selling Stockholder in the Offering, the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation of the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder conflicts with, violates or constitutes a breach of any of the terms or provisions of, or will conflict with, violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under (except for consents that have already been obtained), or result in the imposition of a lien or encumbrance on any properties of such Selling Stockholder, or an acceleration of any indebtedness of such Selling Stockholder pursuant to, (i) the charter or bylaws or other organizational documents of the Selling Stockholder, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Stockholder is a party or by which it is bound or to which any of its properties are subject, (iii) any statute, rule or regulation applicable to the Selling Stockholder or any of its assets or properties or (iv) any judgment, order or decree of any court or governmental agency, body or authority or administrative agency having jurisdiction over the Selling Stockholder or any of its assets or properties, except, in the cases of clauses (ii), (iii) or (iv) above, where such conflict, violation, breach, failure to obtain consent or acceleration would not, individually or in the aggregate, adversely affect such Selling Stockholder’s ability to fulfill its obligations under and consummate the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney.

(g) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

(h) Except as disclosed in the Registration Statement and the Prospectus, there are no (i) contracts, agreements or understandings between such Selling Stockholder, on the one hand, and any other person, on the other hand, that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement of the Prospectus or, (ii) arrangements, agreements, understandings or payments with respect to such Selling Stockholder or its affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(i) The information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and the Prospectus under the caption “Principal and Selling Stockholders” that specifically relates to such Selling Stockholder does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event there is any change in the information referred to in this Section 2(i) that specifically relates to such Selling Stockholder from the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, such Selling Stockholder will immediately notify the Underwriters of such change.

(j) Such Selling Stockholder and its affiliates has not taken, directly or indirectly, and will not take, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(k) Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

(l) Subject to the terms and conditions set forth in the Power of Attorney, each Attorney-In-Fact is authorized to execute and deliver this Agreement, the certificate referred to in Section 7(h) or such other certificates, opinions or other documents that may be required pursuant to Section 7(q) on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Shares to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 3(a) hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

Each Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 7 hereof, counsel for the Company and counsel for the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, and each Selling Stockholder (severally and not jointly) agrees, to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at a purchase price per share of $            , that proportion of the number of Firm Shares set forth on Schedule I hereto opposite the name of the Company or such Selling Stockholder, as the case may be, which number of Firm Shares set forth on Schedule I hereto opposite the name of such Underwriter, together with any additional number of Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Latham & Watkins LLP

(“Underwriters’ Counsel”), or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Selling Stockholders (including without limitation by the Attorney-in-Fact pursuant to each Selling Stockholder’s Custody Agreement and Power of Attorney), as the case may be, upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder’s obligations hereunder and (ii) the Attorney-In-Fact is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Attorney-In-Fact under the Custody Agreement and Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholders hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to                      Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option has been exercised nor later than the eighth full business day after the date on which the option has been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Selling Stockholder (severally and not jointly) agrees to sell to each Underwriter, and each Underwriter, acting severally and not jointly, agrees to purchase from each Selling Stockholder that proportion of the number of Additional Shares set forth on Schedule I hereto opposite the name of such Selling Stockholder, which number of Additional Shares bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(d) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Representatives and the Company.

Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Selling Stockholders (including without limitation by the Attorney-in-Fact pursuant to each Selling Stockholder’s Custody Agreement and Power of Attorney) upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

4. Offering. Upon authorization of the release of the Firm Shares by the Representatives, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company. The Company covenants and agrees with the Underwriters and the Selling Stockholders that:

(a) If Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Bear Stearns and Merrill Lynch of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434 (a “Term Sheet”).

(b) The Company will notify you immediately (and, if requested by the Representatives, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment to the Registration Statement, for any amendment or supplement to the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare a Term Sheet, any amendment to the Registration Statement or the Rule 462(b) Registration Statement, if any, or any amendment of or supplement to the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor (it being understood that the Company shall make every effort to avoid the issuance of any such stop order), (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission proposes or enters a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any Term Sheet, any amendment to the Registration Statement or the Rule 462(a) Registration Statement, if any, or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement to which Bear Stearns and Merrill Lynch have objected in writing after having been timely furnished in advance a copy thereof. The Company will provide Bear Stearns and Merrill Lynch with copies of all such amendments, supplements, filings and other documents a sufficient time prior to any filing or other publication thereof to permit Bear Stearns and Merrill Lynch a reasonable opportunity to review and comment thereon.

(c) The Company shall comply with the Securities Act to permit the completion of the distribution as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with sales of the Shares, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it is necessary at any time to amend or supplement the Prospectus or Registration Statement, the Company will notify you promptly and prepare and file with the Commission, subject to Section 6(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to Bear Stearns and Merrill Lynch) that will correct such statement or omission and will use its commercially reasonable efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(d) The Company will promptly deliver to each of you and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish each Underwriter with copies of the Prospectus in New York City in such quantities as such Underwriter may reasonably request. The Registration Statement, any Preliminary Prospectus, the Prospectus and any amendments of or supplements to such documents delivered to the Underwriters will be identical to the electronic versions thereof filed or to be filed on the EDGAR System.

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) The Company will use its commercially reasonable efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(h) During the period of 180 days from the date of the Prospectus, without the prior written consent of Bear Stearns and Merrill Lynch, the Company will not (i) directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing; (ii) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); or (iii) otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Exhibit G attached hereto of each of its officers and directors and its stockholders listed on Schedule III hereto, not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and the Company’s issuance of Common Stock upon (i) the exercise of currently outstanding options and warrants; and (ii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

(i) During the period of five years from the effective date of the Registration Statement, the Company will furnish or make available via EDGAR or the Company’s website to each of the Representatives copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver or make available via EDGAR or the Company’s website to each of the Representatives (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided that, if any information is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information, the Representatives will sign customary confidentiality agreements.

(j) The Company will apply the net proceeds it receives from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus.

(k) The Company will use its commercially reasonable efforts to list the Shares for quotation on Nasdaq and maintain the listing of the Shares on Nasdaq.

(l) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Securities Act and the Rules and Regulations within the time periods required thereby.

(m) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

(n) The Company will use its commercially reasonable efforts to enforce its rights under the amended and restated stockholders agreement, dated July 17, 2000, among the Company and the stockholders party thereto (the “Stockholders Agreement”), including, without limitation, Section 6.13 thereof; provided, however, that the Company may waive compliance with (and refrain from enforcing) Section 6.13 of the Stockholders Agreement with respect to any person not listed in Schedule III hereto.

(o) The Company will extend the “blackout period” by 30 days in accordance with the Company’s Insider Trading Policy — Trades in Securities by Company Personnel, dated July 15, 2004.

(p) The Company will use its commercially reasonable efforts to do and perform all things required or necessary to be done or performed by the Company under this Agreement prior to or after the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares except to the extent any such condition has been waived in writing by the Representatives on behalf of the Underwriters.

6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments thereof and supplements thereto and with the mailing and delivery of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants and the Selling Stockholders’ counsel in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities or blue sky laws as provided in Section 5(f) hereof and any offering of Directed Shares in outside the United States), including the fees and disbursements of Underwriters’ Counsel in connection with such qualification or offering and in connection with any blue sky survey (which fees shall not exceed $25,000 plus reasonable disbursements); (v) the filing fees incident to securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on Nasdaq; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering; (ix) the cost of preparing stock certificates representing the Shares; (x) the cost and charges of any transfer agent or registrar for the Shares; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. Except as expressly provided in this Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes incurred on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 12(b) hereof or subsequent to the occurrence of an event having a Material Adverse Effect, the Company will pay all out-of-pocket expenses of the Underwriters (including, but not limited to, fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and each of the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement, and the Rule 462(b) Registration Statement, if any, shall have become effective and all necessary regulatory or stock market approvals shall have been received not later than [5:30 P.M., New York time, on the date of this Agreement/12:00 P.M., New York time on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission], or at such later time and date as shall have been consented to in writing by Bear Stearns and Merrill Lynch; if the Company has elected to rely upon Rule 430A or Rule 434, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof and a form of the Prospectus containing information relating to the description of the Shares, the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule

424(b) within the applicable time period; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date you shall have received the written opinion of Andrews Kurth LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters in substantially the form set forth in Exhibit C attached hereto.

(c) At the Closing Date you shall have received the written opinion of counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters in substantially the form set forth in Exhibit D attached hereto.

(d) At the Closing Date you shall have received the written opinion of Wilmer, Cutler & Pickering, special regulatory counsel for the Company, dated the Closing Date, addressed to the Underwriters in substantially the form set forth in Exhibit E attached hereto.

(e) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to Bear Stearns and Merrill Lynch and to Underwriters’ Counsel, and the Underwriters shall have received from Underwriters’ Counsel a written opinion, dated the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as Bear Stearns and Merrill Lynch may reasonably request.

(f) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof (A) that are qualified as to materiality or knowledge shall be true and correct in all respects and (B) that are not so qualified shall be true and correct in all material respects, in each case, on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have occurred any change or event resulting in a Material Adverse Effect.

(g) At the time this Agreement is executed you shall have received a certificate, substantially in the form of Exhibit F hereto, dated the date of this Agreement, of the Chief Financial Officer of the Company.

(h) At the Closing Date you shall have received a certificate of the Selling Stockholders, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date, the representations and warranties of each Selling Stockholder set forth in Section 2 hereof (A) that are qualified as to materiality or knowledge shall be true and correct in all respects and (B) that are not so qualified shall be true and correct in all material respects, in each case, on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively, and (ii) as of the Closing Date all material agreements, conditions and obligations of each Selling Stockholder to be performed or complied with hereunder on or prior thereto have been duly performed or complied.

(i) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter from PricewaterhouseCoopers LLP, independent auditors for the Company, dated as of the date of this Agreement and as of the Closing Date, respectively, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ Counsel.

(j) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have occurred any change or event resulting in a Material Adverse Effect, the effect of which is, in the judgment of Bear Stearns and Merrill Lynch, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated by the Prospectus (exclusive of any supplement).

(k) You shall have received a duly executed lock-up agreement from each person or entity listed on Schedule III hereto, in each case substantially in the form set forth in Exhibit G attached hereto.

(l) At the Closing Date, the Shares shall have been approved for quotation on Nasdaq.

(m) Prior to the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements of the Offering.

(n) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses.

(o) Prior to or simultaneously with consummation of the Offering, the Reorganization shall be consummated, and the Representatives shall have received evidence thereof reasonably satisfactory to the Representatives.

(p) The Company shall have entered into an amendment to the Stockholder’s Agreement, in form and substance reasonably satisfactory to the Representatives, and the Representatives shall have received an executed copy thereof.

(q) The Company and the Selling Stockholders shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Representatives and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by Bear Stearns and Merrill Lynch at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Bear Stearns and Merrill Lynch at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) (A) the violation of any applicable laws or regulations of any foreign jurisdictions where Directed Shares have been offered or (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or Preliminary Prospectus, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including but not limited to other liability under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, liabilities, claims, damages, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

(b) Each of the Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder expressly for use under the caption “Principal and Selling Stockholders.” The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter or any person controlling such Underwriter if such Underwriter failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, liabilities, claims, damages, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability that any Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the product of (i) the number of Shares sold by such Selling Stockholder, and (ii) the initial public offering price of the Shares as set forth in the Prospectus, net of underwriting discounts and commissions.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Selling Stockholders, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. This indemnity will be in addition to any liability that any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

(d) In connection with the offer and sale of Directed Shares the Company agrees, promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of any Directed Share Purchaser, who makes an oral agreement, properly confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offer price, to pay for and accept delivery of the Directed Shares. Under no circumstances will Bear Stearns and Merrill Lynch or any other Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in connection with the Directed Shares or any transaction effected with any Directed Share Purchaser, except to the extent found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns and Merrill Lynch or such other Underwriter, as the case may be.

(e) Promptly after receipt by an indemnified party under subsection (a), (b) (c) or (d) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability that it may have otherwise under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have other than on account of this indemnity agreement). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense, in the defense of any such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel has been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying party has not employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties have reasonably concluded, based upon the advice of such counsel, that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsections (a), (b), (c) or (d) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. No indemnifying party shall, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnification or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations under this Agreement with respect to such settlement, compromise or judgment.

9. Contribution. To the extent the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders (collectively, the “Sellers”) and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers, any contribution received by the Sellers from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and the Underwriters, on the other hand, from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and the Underwriters, on the other hand, in connection with the Offering shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bears to (y) the underwriting discount or commissions received by the respective Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Sellers, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute an amount in excess of the product of (A) the number of Shares sold by such Selling Stockholder, and (B) the initial public offering price of the Shares as set forth in the Prospectus, net of underwriting discounts and commissions. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls any Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided that such written consent was not unreasonably withheld. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

10. Default by an Underwriter.

(a) If any Underwriter or Underwriters defaults in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by Bear Stearns and Merrill Lynch pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns and Merrill Lynch in their sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, Bear Stearns and Merrill Lynch may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default Bear Stearns and Merrill Lynch do not arrange for the purchase of the Default Shares as provided in this Section 10(b), this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 11 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Bear Stearns and Merrill Lynch or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or on behalf of any Selling Stockholder submitted pursuant hereto or thereto, including the agreements contained in Section 6 hereof, the indemnity agreements contained in Section 8 hereof and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, or by or on behalf of the Selling Stockholders and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 hereof and the agreements contained in Sections 6, 8, 9 and 12(d) hereof and this Section 11 shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of (i) receipt by the Representatives and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notice to you or by Bear Stearns and Merrill Lynch by notice to the Company. Notwithstanding any termination of this Agreement, the provisions of this Section 12 and of Sections 1, 2, 6, 8, 9 and 13 through 18 hereof, inclusive, shall be in full force and effect at all times after the execution hereof.

(b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Bear Stearns and Merrill Lynch will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; (B) trading on The New York Stock Exchange (“the NYSE”) or Nasdaq has been suspended or has been made subject to material limitations, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, on the NYSE or Nasdaq or by order of the Commission or any other governmental authority having jurisdiction; (C) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (D) any downgrading shall have occurred in the Company’s or any Subsidiary’s corporate credit rating or the rating accorded the Company’s or any Subsidiary’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (E)(i) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) there has been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of Bear Stearns and Merrill Lynch, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 12 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

(d) If this Agreement is terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by Bear Stearns and Merrill Lynch as provided in Section 12(a) hereof, (ii) clause (D) of Section 12(b) hereof or (iii) Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or comply with any provision hereof, the Company and the Selling Stockholders will, subject to demand by Bear Stearns and Merrill Lynch, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel), incurred by the Underwriters in connection herewith.

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Equity Capital Markets, with a copy to Underwriters’ Counsel at the address, and to the attention of the person, set forth in the Registration Statement;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the respective addresses, and to the attention of the respective persons, set forth in the Registration Statement; and

(c) if sent to any Selling Stockholder, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the respective addresses, and to the attention of the respective persons, set forth in the Registration Statement;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be mailed, delivered or sent by facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns and Merrill Lynch, which address will be supplied to any other party hereto by Bear Stearns and Merrill Lynch upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

15. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and each Selling Stockholder irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND EACH SELLING STOCKHOLDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a valid and binding Power of Attorney that authorizes such Attorney-in-Fact to take such action.

Very truly yours,

METROPCS COMMUNICATIONS, INC.

By:
Name:
Title:

SELLING STOCKHOLDERS

[List Selling Stockholders]

By:
Name:
As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule I.

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

UBS SECURITIES LLC

J.P. MORGAN SECURITIES INC.

THOMAS WEISEL PARTNERS LLC

By: BEAR, STEARNS & CO. INC.

By:
Name:
Title:

and

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

On behalf of themselves and the other

Underwriters named in Schedule I hereto.

SCHEDULE I

Name of Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
J.P. Morgan Securities Inc.
Thomas Weisel Partners LLC
[Names of other Underwriters]
Total

Selling Stockholders

Name of Selling Stockholder	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
[Names of Selling Stockholders]

SCHEDULE II

Subsidiaries

SCHEDULE III

[List of Persons and Entities Subject to Lock-up Agreements]

Exhibit A

CUSTODY AGREEMENT FOR SELLING STOCKHOLDERS

July     , 2004

MetroPCS Communications, Inc.

8144 Walnut Hill Lane, Suite 800

Dallas, Texas 75231

Ladies and Gentlemen:

This custody agreement (“Custody Agreement”) is executed by the undersigned on behalf of each of the Selling Stockholders identified on Schedule A attached hereto (each, a “Selling Stockholder” and, collectively, the “Selling Stockholders”) in connection with a proposed underwritten public offering (“Offering”) of shares of common stock, par value $0.0001 per share (“Common Stock”), of MetroPCS Communications, Inc., a Delaware corporation (“Company”).

The proposed Offering will be effected pursuant to an underwriting agreement (“Underwriting Agreement”) to be entered into by and among the Company, the Selling Stockholders and Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc. and Thomas Weisel Partners LLC, as representatives (“Representatives”) of a group of underwriters (“Underwriters”), pursuant to which each Selling Stockholder has agreed to sell, severally and not jointly, to the Underwriters the number of shares of Common Stock listed opposite such Selling Stockholder’s name on Schedule I to the Underwriting Agreement and pursuant to which the Selling Stockholders have granted to the Underwriters the right to purchase additional shares of Common Stock to cover over-allotments. In connection with the Offering, Mellon Investor Services LLC has been appointed as the transfer agent (“Transfer Agent”) for the Common Stock.

In connection with the Offering, the undersigned hereby appoints the Company as custodian (the “Custodian”).

We deliver to you herewith as Custodian certain certificates or instruments representing shares of Common Stock (“Certificates”) [or the irrevocable notice of exercise of options with respect to shares of Common Stock (“Option Exercise Notices”) (as to which the Attorney-in-Fact specified below will direct you as to the number of options being exercised)]. The Certificates [and Option Exercise Notices] of each Selling Stockholder shall on the Closing Date (as defined in the Underwriting Agreement) and each Additional Closing (as defined in the Underwriting Agreement) represent up to the maximum number of shares of Common Stock of each Selling Stockholder as set forth on Schedule A attached hereto.

The Certificates [and Option Exercise Notices] are delivered together with stock powers from each Selling Stockholder with signatures guaranteed by an “eligible guarantor institution” (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee “medallion” program) pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, together with additional documentation required to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement.

The Certificates [and Option Exercise Notices] are to be held by you as Custodian for the account of the Selling Stockholders and are to be disposed of by you in accordance with this Custody Agreement.

Each of Roger D. Linquist and J. Lyle Patrick has been appointed as an attorney-in-fact (said persons, or either of them acting singly, being referred to herein as the “Attorney-in-Fact”) by each of the Selling Stockholders pursuant to a duly executed power of attorney, to act on behalf of each Selling Stockholder in connection with the Offering and for that purpose to enter into the Underwriting Agreement and this Custody Agreement.

You are authorized and directed:

[(a) For Certificates:] In the case of each Selling Stockholder delivering Certificates for part or all of that number of shares of Common Stock listed opposite such Selling Stockholder’s name on Schedule A attached hereto:

(i) to hold the Certificates representing the shares delivered by such Selling Stockholder in your custody;

(ii) on or immediately prior to the Closing Date and each Additional Closing Date, as applicable, to cause the exact number of shares of Common Stock that are to be purchased by the Underwriters and are to be sold by each of the Selling Stockholders pursuant to the Underwriting Agreement to be transferred on the books of the Company into such names as the Attorney-in-Fact shall have instructed you, and to direct the Transfer Agent to cause to be issued, against surrender of the Certificates representing such shares, new certificates for such shares registered in such names and in such denominations as the Attorney-in-Fact shall have instructed you and, upon the instructions of the Attorney-in-Fact, to deliver such new certificates to the Representatives for the accounts of the several Underwriters pursuant to the Underwriting Agreement, against payment by wire transfer for such shares (less any discounts and commissions as provided in the Underwriting Agreement), in such amount as the Attorney-in-Fact shall certify to you, and to give receipt for such payment and to deposit the same to your account as Custodian; and

(iii) when instructed by the Attorney-in-Fact to do so, to remit to each of the Selling Stockholders the amount received as payment from the sale of such Selling Stockholder’s shares of Common Stock, less any applicable fees and expenses as set forth in the Underwriting Agreement, including the cost of purchasing any stock transfer stamps or the payment of any stock transfer tax required in connection with the sale of any of such Selling Stockholder’s shares to the Underwriters, which fees and expenses you are hereby authorized to pay for the account of the Selling Stockholders (“Net Proceeds”).

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[(b) For Option Exercise Notices: In the case of each Selling Stockholder delivering Option Exercise Notices for part or all of that number of shares of Common Stock listed opposite such Selling Stockholder’s name on Schedule A attached hereto:

(i) to hold the Option Exercise Notices executed by such Selling Stockholders;

(ii) on or immediately prior to the Closing Date and each Additional Closing Date, as applicable, to cause to be delivered to the Transfer Agent the Option Exercise Notices and to direct the Transfer Agent, on behalf of each such Selling Stockholder, to issue a certificate or certificates for the shares of Common Stock for the exact number of shares of Common Stock that are to be purchased by the Underwriters and underlying the options that are the subject of such Option Exercise Notices, free of any restrictive legend, registered on the books of the Company in such names as the Custodian shall have been instructed by the Representatives, and to deliver such certificates representing such shares of Common Stock to the Representatives for the accounts of the several Underwriters pursuant to the Underwriting Agreement, as instructed by the Representatives on the Closing Date and each Additional Closing Date, as applicable, against payment by wire transfer for such shares (less any discounts and commissions as provided in the Underwriting Agreement), in such amount as the Attorney-in-Fact shall certify to you, and to give receipt for such payment and to deposit the same to your account as Custodian;

(iii) when instructed by the Attorney-in-Fact to do so, to pay from the Net Proceeds received from the sale of such Selling Stockholder’s shares of Common Stock the aggregate exercise price due and payable to the Company upon exercise of the options being exercised pursuant to such Option Exercise Notice (as to which the Attorney-in-Fact will direct you as to the number of options being exercised) and to remit to the Company any applicable income tax withholding amounts (which amounts will be specified by the Attorney-in-Fact); and

(iv) when instructed by the Attorney-in-Fact to do so, to remit to each of the Selling Stockholders the Net Proceeds received from the sale of such Selling Stockholder’s shares of Common Stock, less any amounts paid or otherwise remitted to the Company pursuant to clause (iii) above.]

You shall also, as instructed by the Attorney-in-Fact, return to each of the Selling Stockholders certificates (which you shall have obtained from the Transfer Agent and which shall be accompanied by appropriate stock powers) representing the number of shares of Common Stock (if any) owned by such Selling Stockholder and held by you that are in excess of the number of shares sold by such Selling Stockholder pursuant to the Underwriting Agreement.

If (a) the Underwriting Agreement has not be entered into on behalf of the Selling Stockholders prior to September 30, 2004, (b) the Underwriting Agreement is terminated pursuant to the provisions thereof or (c) 30 days elapses from the date of the Underwriting Agreement, then, in any such case, unless you shall receive instructions to the contrary from the

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Attorney-in-Fact, on or after that date you shall return to the undersigned the Certificates [and Option Exercise Notices] deposited with you, together with the stock powers delivered therewith.

Each Selling Stockholder agrees that all shares represented by Certificates [or Option Exercise Notices] are subject to and in consideration of the interests of the Company, the Underwriters and the other Selling Stockholders who may become parties to the Underwriting Agreement, for the purpose of completing the transactions contemplated by the Underwriting Agreement. Accordingly, the authority granted hereunder and thereunder is an agency coupled with an interest and is irrevocable and not subject to termination by any act of such Selling Stockholder or by operation of law, whether by death or incapacity, by the dissolution or insolvency of any corporation or partnership, or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which one or more of the Selling Stockholders is or are acting as a fiduciary or fiduciaries). The Certificates [and Option Exercise Notices] deposited with you, and this Custody Agreement and your authority hereunder, are subject to said interest, and this Custody Agreement and your authority hereunder are similarly irrevocable by the undersigned or any Selling Stockholder and shall not be subject to termination in any such event. Notwithstanding the death or incapacity of any Selling Stockholder, the dissolution, bankruptcy or insolvency of any Selling Stockholder or any such other event or events, you are nevertheless authorized and directed to deal with the Certificates [and Option Exercise Notices] deposited hereunder in accordance with the terms and conditions hereof, as if such death, incapacity, dissolution, bankruptcy, insolvency or other event or events had not occurred, regardless of whether or not you have received notice of such death, incapacity, dissolution, bankruptcy, insolvency or other event or events. This Custody Agreement is binding upon heirs, executors, personal representatives, successors and assigns of each Selling Stockholder.

Until the purchase price for the shares of Common Stock sold by each of the Selling Stockholders pursuant to the Underwriting Agreement has been paid to you by or for the account of the Underwriters, such Selling Stockholder shall remain the record and beneficial owner of such shares and shall have all the rights of a stockholder of the Company with respect to the shares, including the right to vote such shares and all other shares (if any) represented by the Certificates [and Option Exercise Notices] deposited with you and to receive all dividends and distributions thereon, but excluding the rights to retain custody of or dispose of the shares represented by such Certificates [or Option Exercise Notices], which rights are subject to this Custody Agreement, the Underwriting Agreement and a lock-up agreement signed by each Selling Stockholder.

You shall be entitled to act and rely upon any written statement, request, notice or instruction respecting this Custody Agreement given to you by the undersigned, not only as to the authority, validity and effectiveness thereof, but also as to the truth and acceptability of any information contained therein; provided, however, that any statement or notice to you with respect to an Additional Closing Date or with respect to the noneffectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Representatives.

It is understood that you assume no responsibility or liability to any person other than to deal with the Certificates [and Option Exercise Notices] deposited with you and the proceeds

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received from the sale of securities represented thereby in accordance with the provisions hereof. You shall not be liable for any error of judgment or for any act done or omitted to be done or for any mistake of fact or law arising out of or in connection with this Agreement, except for your own gross negligence or willful misconduct. Each of the Selling Stockholders, severally and not jointly, agrees to indemnify you for and to hold you harmless against any loss, damage, liability or expense incurred on your part arising out of or in connection with your acting as Custodian under this Custody Agreement, and for the cost and expense of defending against any claim of liability in the premises that is not due to your own gross negligence or willful misconduct. The undersigned agrees that you may consult with counsel of your own choice (who may be counsel for the Company) and you shall have full and complete authorization and protection for any action taken or suffered by you hereunder in good faith and in accordance with the opinion of such counsel.

All communications hereunder shall be in writing and effective only on receipt. Notices to the Attorney-in-Fact shall be sent to the Attorney-in Fact at the following address:

MetroPCS Communications, Inc.

Attn: J. Lyle Patrick

8144 Walnut Hill Lane, Suite 800

Dallas, Texas 75231

Notices to the Custodian shall be sent to the address set forth on page one of this Custody Agreement. A copy of any notice sent to the Attorney-in-Fact or the Custodian shall be sent to:

Henry Havre

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

This Custody Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

This Custody Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall be effective when one or more counterparts have been signed by the parties. Delivery of a signed counterpart of this Custody Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

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Please acknowledge your acceptance of this letter as Custodian and receipt of the Certificates [and Option Exercise Notices] deposited herewith by completing and executing the following “Acknowledgement and Receipt.”

Very truly yours,
Dated: July , 2004

Roger D. Linquist

J. Lyle Patrick

Attorneys-in-Fact for the Selling Stockholders

CUSTODIAN’S ACKNOWLEDGMENT AND RECEIPT OF

SECURITIES OF SELLING STOCKHOLDERS

OF METROPCS COMMUNICATIONS, INC.

MetroPCS Communications, Inc., as Custodian, acknowledges acceptance of the duties of the Custodian under the Custody Agreement and receipt as Custodian of the Certificates [and Option Exercise Notices] listed below, and stock powers relating thereto.

Name	Certificate Serial Numbers [or Option Exercise Notice]	Number of Shares of Common Stock Represented by each Certificate [or Option Exercise Notice]

Dated: July , 2004	METROPCS COMMUNICATIONS, INC.

By:
Name: Title:

SCHEDULE A

METROPCS COMMUNICATIONS, INC.

SELLING STOCKHOLDERS

Name	Number of Shares of Common Stock Represented by Certificates on Deposit with Custodian	[Number of Shares of Common Stock Represented by Option Exercise Notices on Deposit with Custodian]	Number of Shares of Common Stock to be Sold from Certificate if less than all Shares are to be Sold

Exhibit B

DURABLE POWER OF ATTORNEY

FOR THE

SALE OF COMMON STOCK OF

METROPCS COMMUNICATIONS, INC.

July     , 2004

The undersigned stockholder (the “Selling Stockholder”), in connection with and in furtherance of a proposed underwritten public offering (the “Offering”) of shares of common stock, $0.0001 par value per share (the “Common Stock”), of MetroPCS Communications, Inc., a company incorporated under the laws of the State of Delaware (the “Company”), proposes to sell up to the aggregate number of shares of Common Stock (collectively, the “Shares”) listed opposite the Selling Stockholder’s name on Schedule I to the Underwriting Agreement (as defined below).

The Shares are to be sold in the Offering to a group of underwriters (collectively, the “Underwriters”) represented by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc. and Thomas Weisel Partners LLC, as representatives (collectively, the “Representatives”) of the several Underwriters to be named in Schedule I to the Underwriting Agreement, pursuant to an underwriting agreement to be entered into by and among the Company, the Representatives on behalf of the Underwriters and the selling stockholders named therein (the “Underwriting Agreement”), at a price and on terms to be set forth in the Underwriting Agreement.

The Selling Stockholder understands that at this time there is no commitment on the part of the Underwriters to purchase any of the Shares from the Selling Stockholder, and there is no assurance that a sale of the Shares will take place.

The Selling Stockholder further understands that any sale and purchase of the Shares will be upon such terms and subject to such conditions as shall be contained in the Underwriting Agreement. Certificates representing Shares (“Certificates”) are being deposited with the Company, as custodian (the “Custodian”), pursuant to a Custody Agreement of even date herewith between the Attorney-in-Fact (as hereinafter defined) on behalf of the Selling Stockholders named therein and the Custodian (the “Custody Agreement”).

This Durable Power of Attorney (“Power of Attorney”) is intended to help effect the steps necessary to sell the Shares by the Selling Stockholder. Any ambiguity contained herein should be construed to achieve the intended outcome.

ARTICLE I.

The Selling Stockholder hereby irrevocably makes, constitutes and appoints Roger D. Linquist and J. Lyle Patrick as the Selling Stockholder’s true and lawful agent and attorney-in-

fact (said persons, or either of them acting singly, being referred to herein as the “Attorney-in-Fact”), to act together or alone, with full power and authority, in the name, place and stead and for and on behalf of the Selling Stockholder with respect to all matters arising in connection with the sale by the Selling Stockholder of the Selling Stockholder’s Shares in connection with the Offering, including, but not limited to, the power and authority to do or cause to be done any of the following:

1.1 To do all things necessary to transfer and deliver to the Underwriters, for and on behalf of the Selling Stockholder, all or any portion of the Shares pursuant to the terms of the Underwriting Agreement, at the purchase price set forth in the Underwriting Agreement, such Shares being represented by the Certificates deposited by or on behalf of the Selling Stockholder with the Custodian.

1.2 For the purpose of effecting such transfer and delivery: (i) to negotiate, execute, carry out, deliver, and comply with, all of the provisions of the Underwriting Agreement and any amendments or supplements thereto, and to agree to or refrain from agreeing to, in such Attorney-in-Fact’s sole discretion, on behalf of the Selling Stockholder, the terms and conditions thereof (including, without limitation, the execution and delivery of the certificates of the Selling Stockholder referenced in paragraph 1.7 hereof, the per Share price to be paid by the Underwriters, representations, warranties, agreements and indemnities of the Selling Stockholder, and provisions concerning the Offering of Common Stock by the Underwriters), such agreement and approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact and (ii) to negotiate, execute, carry out, deliver and comply with, all of the provisions of the Custody Agreement and any amendments or supplements thereto, and to agree to or refrain from agreeing to, in such Attorney-in-Fact’s sole discretion, on behalf of the Selling Stockholder, the terms and conditions thereof, such agreement and approval to be conclusively evidenced by the execution and delivery of the Custody Agreement by the Attorney-in-Fact. The Selling Stockholder hereby acknowledges and confirms that the Selling Stockholder has received and reviewed the draft form of the Underwriting Agreement furnished herewith to the Selling Stockholder (which form is referred to herein as the “Draft Underwriting Agreement”), and that such Draft Underwriting Agreement may be revised prior to the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, the Company or the Underwriters; provided, however, that such revisions to the Draft Underwriting Agreement shall not alter or expand the Selling Stockholder’s representations, warranties or obligations (including indemnification obligations) thereunder.

1.3 To use such Attorney-in-Fact’s reasonable efforts to arrange for, prepare or cause to be prepared with respect to the registration statement on Form S-1 (No. 333-113865) of the Company (the “Registration Statement”) one or more prospectuses or prospectus supplements (together, the “Prospectus”), relating to the offering and sale of the Common Stock of the Company of which the Shares are a part, and to take all appropriate action with respect to such Registration Statement and Prospectus, including any amendments to or filing of the Registration Statement or Prospectus on behalf of the Selling Stockholder, advising the Securities and Exchange Commission (the “Commission”) of any matter pertaining to the Registration Statement or Prospectus, and executing all such documents, letters and consents as may in the discretion of the Attorney-in-Fact be necessary or desirable in connection therewith, and to join, in such Attorney-in-Fact’s sole discretion, with the Company in withdrawing the Registration

Statement if the Company should desire to withdraw such registration. The Registration Statement will be generally in the form of the Amendment No. 4 to the Registration Statement filed with the Commission on July 12, 2004, but with such corrections, additions or changes as the Company and/or the Attorney-in-Fact may deem appropriate or as may be requested by the Commission, the National Association of Securities Dealers, Inc. or state securities commissioners.

1.4 To advance funds for and on behalf of the Selling Stockholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Stockholder or otherwise) all costs and expenses payable by the Selling Stockholder, if any, pursuant to the provisions of the Underwriting Agreement, this Power of Attorney, the Custody Agreement or any other agreement between the Selling Stockholder and the Company, including any applicable stock transfer taxes chargeable to the Selling Stockholder, all in the discretion of the Attorney-in-Fact.

1.5 To provide any instructions, assurances, communications and reports for and on behalf of the Selling Stockholder to the Underwriters or the Custodian which may be necessary or appropriate to facilitate the sale and delivery of the Shares or to effect the registration of the Shares under the securities laws of any jurisdiction.

1.6 To execute, acknowledge and deliver to the appropriate authorities such requests, consents, agreements, documents, orders, receipts, requests, notices, instructions, letters, writings and statements, and to take such action as may be deemed appropriate in connection with the registration or qualification under the securities and blue-sky laws of the various jurisdictions in which the Shares are to be sold by the several Underwriters pursuant to the Underwriting Agreement.

1.7 To execute, verify and deliver to the Underwriters at the Closing Date (as defined in the Underwriting Agreement) and each Additional Closing Date (as defined in the Underwriting Agreement), for and on behalf of the Selling Stockholder, the certificates of the Selling Stockholder required by the Underwriting Agreement with respect to the accuracy as of the Additional Closing Date of the representations of the Selling Stockholder set forth in the Underwriting Agreement, the Custody Agreement and this Power of Attorney and the compliance with and the performance by the Selling Stockholder of all of the agreements set forth in the Underwriting Agreement to be performed or complied with by the Selling Stockholder at or prior to the Closing Date and each Additional Closing Date.

1.8 To cause the Custodian, or the Company’s transfer agent (the “Transfer Agent”), to receive and hold for transfer upon instructions from the Attorney-in-Fact, Certificates for the Shares placed in custody with the Custodian, and upon receipt of such instructions, to transfer such Shares to the Attorney-in-Fact for delivery to the several Underwriters or to deliver the Shares to the Transfer Agent, for transfer and registration pursuant to the instructions of the Underwriters; and to execute with respect to the Shares stock powers in blank in the name of the Selling Stockholder to effect the purposes of the Custody Agreement and the Underwriting Agreement.

1.9 To sell to the Underwriters less than all of the Shares if requested to do so by the Underwriters in accordance with the Underwriting Agreement, and in the event of a sale of such lesser number of Shares, to instruct the Transfer Agent to issue and/or return certificates representing the balance (if any) of the Shares of the Selling Stockholder in excess of those Shares being sold pursuant to the Underwriting Agreement in the name of the Selling Stockholder and to deliver any such certificates to the Attorney-in-Fact for redelivery to the Selling Stockholder following the Additional Closing Date.

1.10 Otherwise, to do all things, including the execution and delivery of all documents necessary, appropriate, required, contemplated or deemed advisable by the Attorney-in-Fact, relating to, and generally to act for and in the name of the Selling Stockholder with respect to the sale and delivery of the Shares to, and the re-offering of the Shares by, the Underwriters, as well as the delivery of the Shares and receipt of payment for the Shares by or on behalf of the Selling Stockholder as fully as the Selling Stockholder could if then personally present and acting, including, without limitation, endorsement on behalf of the Selling Stockholder of certificates representing the Shares, to receive payment for the Shares and to deduct therefrom the Selling Stockholder’s share, if any, of the offering discounts, commissions and expenses to the extent payable by the Selling Stockholder pursuant to the Underwriting Agreement and the Custody Agreement and any income tax withholding amounts as directed by the Attorney-in-Fact.

If the Attorney-in-Fact should receive the purchase price of any Selling Stockholder’s Shares to be purchased by the Underwriters pursuant to the Underwriting Agreement, the Attorney-in-Fact will promptly deposit the amount of the purchase price so received with the Custodian under the Custody Agreement for disposition by the Custodian as provided in the Custody Agreement.

ARTICLE II.

The Selling Stockholder hereby represents and warrants to, and agrees with the Attorney-in-Fact, that:

2.1 The Selling Stockholder has full right, power and authority to execute and deliver this Power of Attorney, the Underwriting Agreement and the Custody Agreement, to perform its obligations thereunder and to consummate the transactions contemplated hereby and thereby, including, without limitation, the sale, assignment, transfer and delivery of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement.

2.2 Each of this Power of Attorney and the Custody Agreement and the transactions contemplated by the Custody Agreement and Power of Attorney have been duly and validly authorized by such Selling Stockholder. This Power of Attorney and the Custody Agreement have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity and the unenforceability under certain circumstances under federal or state securities laws of provisions providing for the indemnification of a party.

2.3 No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of, with or from any court or governmental agency, body or authority or administrative agency is required for the execution, delivery and performance by the Selling Stockholder of this Power of Attorney, the Custody Agreement or the Underwriting Agreement, or consummation of the transactions contemplated by this Power of Attorney, the Custody Agreement or the Underwriting Agreement or, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which has become effective, and such as may be required under state securities or blue sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

2.4 None of the sale of the Shares by such Selling Stockholder in the offering and sale of the Shares, the execution, delivery and performance of this Power of Attorney, the Custody Agreement and the Underwriting Agreement by such Selling Stockholder and the consummation of the transactions contemplated by this Power of Attorney, the Custody Agreement and the Underwriting Agreement by the Selling Stockholder conflicts with, violates or constitutes a breach of any of the terms or provisions of, or will conflict with, violate or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under (except for consents that have already been obtained), or result in the imposition of a lien or encumbrance on any properties of such Selling Stockholder, or an acceleration of any indebtedness of such Selling Stockholder pursuant to, (i) the charter or bylaws or other organizational documents of the Selling Stockholder, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Stockholder is a party or by which it is bound or to which any of its properties are subject, (iii) any statute, rule or regulation applicable to the Selling Stockholder or any of its assets or properties or (iv) any judgment, order or decree of any court or governmental agency, body or authority or administrative agency having jurisdiction over the Selling Stockholder or any of its assets or properties, except, in the cases of clauses (ii), (iii) or (iv) above, where such conflict, violation, breach, failure to obtain consent or acceleration would not, individually or in the aggregate, adversely affect such Selling Stockholder’s ability to fulfill its obligations under and consummate the transactions contemplated by this Agreement, the Custody Agreement or the Underwriting Agreement.

2.5 The Selling Stockholder has, and immediately prior to the delivery of any Shares to the Underwriters will have, good and marketable title to, and is the lawful owner of, the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement. Upon sale and delivery of, and payment for, such Shares pursuant to the Underwriting Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than pursuant to the Underwriting Agreement, and, provided that the Underwriters do not have notice of any “adverse claim” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York), each of the Underwriters will be a “protected purchaser” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York) with respect to such Shares and will acquire such Shares free of any “adverse claim” (within the meaning given to such term in Article 8 of the Uniform Commercial Code of the State of New York).

2.6 The Selling Stockholder specifically agrees in consideration of the transactions contemplated by this Power of Attorney and the Custody Agreement that this Power of Attorney and the appointment by the Selling Stockholder of the Attorney-in-Fact by this Power of Attorney, shall be deemed coupled with an interest and shall be irrevocable subject to Article V hereof.

2.7 The Selling Stockholder specifically agrees that the obligations of the Selling Stockholder pursuant to the Underwriting Agreement shall not be terminated by operation of law or by the occurrence of any other event (including, without limitation, the death, incapacity, bankruptcy or insolvency of the Selling Stockholder, or the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary), subject to Article V hereof. If, after the execution hereof any such event should occur (including, without limitation, the death, incapacity, bankruptcy or insolvency of the Selling Stockholder) before the delivery of the Shares pursuant to the Underwriting Agreement, Certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to this Power of Attorney shall be as valid as if such had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice thereof, subject to Article V hereof. This Power of Attorney shall be binding upon the heirs and personal representatives of the Selling Stockholder.

2.8 Except as set forth in the succeeding paragraph, the representations and warranties of the Selling Stockholder in this Power of Attorney are, and will be as of the date of the Underwriting Agreement, the Closing Date and each Additional Closing Date true and correct, and will survive the delivery of any payment for the Shares sold pursuant to the Underwriting Agreement.

2.9 The Selling Stockholder will immediately notify the Attorney-in-Fact, the Company and the Underwriters of the occurrence of any event that shall cause the representations and warranties of the Selling Stockholder contained herein not to be true and correct at any time from the date hereof until the latest Additional Closing Date as provided in the Underwriting Agreement; and, from and after delivery of such notice, the Attorney-in-Fact shall not have any authority hereunder to make or reaffirm, on behalf of the Selling Stockholder, any representation or warranty inconsistent with the information set forth in such notice.

2.10 Except as set forth in Schedule I hereto, neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(dd) of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”), any member firm of the NASD.

2.11 The Selling Stockholder understands and agrees that counsel for the Selling Stockholder, counsel for the Underwriters and counsel for the Company will be relying upon the representations and warranties and factual information set forth in this Power of Attorney for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Shares to be sold by the Selling Stockholder.

ARTICLE III.

The Selling Stockholder agrees, upon execution and delivery of the Underwriting Agreement by or on behalf of the Selling Stockholder, to be bound by and to perform each and every covenant and agreement therein of the Selling Stockholder as a selling stockholder thereunder.

ARTICLE IV.

4.1 The Selling Stockholder agrees that the Attorney-in-Fact shall not be liable for any action taken hereunder or for any failure to act hereunder except gross negligence or willful misconduct.

4.2 The Selling Stockholder hereby agrees to indemnify and hold harmless the Attorney-in-Fact from and against any and all loss, damage, liability or expense as incurred that the Attorney-in-Fact may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company, so long as such loss, damage, liability or expense was or is not due to the Attorney-in-Fact’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

4.3 It is understood that the Attorney-in-Fact shall serve entirely without compensation, but will be entitled to reimbursement from the Company for all out-of-pocket expenses incurred by the Attorney-in-Fact hereunder.

ARTICLE V.

Notwithstanding any other provision of this Power of Attorney to the contrary, this Power of Attorney (excluding Article IV) shall terminate forthwith upon:

(i) the termination of the Underwriting Agreement, with respect to the Selling Stockholder, in accordance with the provisions thereof,

(ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed, or

(iii) the failure of the Representatives to execute the Underwriting Agreement by September 30, 2004. Such termination shall not affect the validity of any lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to such termination.

Upon any such termination of this Power of Attorney, the Attorney-in-Fact shall provide written instructions to the Custodian to return the Certificates and other documents deposited under the Custody Agreement to the Attorney-in-Fact. The Selling Stockholder directs the Attorney-in-Fact, if this Power of Attorney is terminated as provided herein and after the payment of any expense to be paid or borne by the Selling Stockholder, if any, to redeliver or cause to be redelivered to the Selling Stockholder the Certificates and other documents deposited under the Custody Agreement.

ARTICLE VI.

Subject to the provisions of this Power of Attorney, until payment in full for the Shares has been made by the Underwriters to the Custodian or the Attorney-in-Fact pursuant to the provisions of the Custody Agreement and the Underwriting Agreement, the Selling Stockholder shall remain the record and beneficial owner of all shares of Common Stock delivered to the Custodian for the purpose of exercising the rights of the Selling Stockholder as a stockholder of the Company (excluding the rights to retain custody of or dispose of the shares represented by such Certificates, which rights are subject to the Custody Agreement, the Underwriting Agreement and a lock-up agreement signed by the Selling Stockholder).

ARTICLE VII.

This Power of Attorney shall be governed by and construed in accordance with the internal laws of the State of New York.

ARTICLE VIII.

All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or facsimile transmission (i) if to the Selling Stockholder, at the address provided on the following signature page, and (ii) if to the Attorney-in-Fact, to MetroPCS Communications, Inc., 8144 Walnut Hill Lane, Suite 800, Dallas Texas 75231, Attention: Roger D. Linquist and J. Lyle Patrick.

ARTICLE IX.

The Selling Stockholder ratifies all actions that the Attorney-in-Fact shall do by virtue of this Power of Attorney and all actions provided for herein may be taken by the Attorney-in-Fact.

ARTICLE X.

This Power of Attorney may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by the parties. Delivery of a signed counterpart of this Power of Attorney by facsimile transmission shall constitute valid and sufficient delivery thereof.

ARTICLE XI.

If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

[Signature Page Follows]

IN WITNESS WHEREOF, the Selling Stockholder named below has executed this Power of Attorney as of the          day of July 2004.

Name, Address and Facsimile Number of Selling Stockholder:

By:

Fax:

NOTARY OF SIGNATURE OF SELLING STOCKHOLDER

STATE OF __________________	)
) ss:
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me this          day of July 2004 by                     . He/she personally appeared before me and is personally known to me or provided sufficient identification.

[NOTARIAL SEAL]	Notary: _____________________ _______________________
Print Name: _____________________ _______________________
Notary Public, State of _______________ _______________________
My commission expires: ______________ _______________________

Accepted by the Attorney-in-Fact as of the date above set forth

Name: Roger D. Linquist

Name: J. Lyle Patrick

Schedule I

EXHIBIT C

Form of Opinion of Andrews Kurth LLP

[See Form of Opinion Provided Separately]

1

EXHIBIT D

Form of Opinion of Counsel to Selling Stockholders

1. Each [of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary organizational action of the Selling Stockholder, and each]1 of the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Stockholder and is the legal, valid and binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their respective terms.

2. The Selling Stockholder has all requisite corporate, limited liability company or limited partnership power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Custody Agreement and the Power of Attorney and to consummate the transactions contemplated thereby, including, without limitation, the corporate, limited liability company or limited partnership power and authority to sell and deliver the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement.1

3. The Underwriting Agreement has been duly [authorized,]1 and provided execution and delivery of the Underwriting Agreement on behalf of the Selling Stockholder by the Attorney-in-Fact was in conformity with the powers granted to such Attorney-in-Fact pursuant to the Power of Attorney, the Underwriting Agreement has been duly executed and delivered on behalf of the Selling Stockholder.

4. Assuming that the Underwriters take possession in the State of New York of the “security certificate” (as defined in Section 8-102(a)(16) of the New York UCC) representing the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement for value and without “notice” (within the meaning of Section 8-105 of the New York UCC) of any “adverse claim” (as defined in Section 8-102(a)(1) of the New York UCC) to such Shares, and certificates representing such Shares are endorsed to the Underwriters by an “effective indorsement” (within the meaning of Section 8-107 of the New York UCC), then the Underwriters will acquire such Shares from such Selling Stockholder free of any “adverse claim.”

5. The Selling Stockholder has been duly formed and is validly existing as a corporation, limited liability company or limited partnership under the laws of the State of [state].1

6. Each Attorney-in-Fact has been duly authorized by the Selling Stockholders to deliver the Shares on behalf of the Selling Stockholders in accordance with the terms of the Underwriting Agreement.

[1]	For entity Selling Stockholders only.

1

EXHIBIT E

Form of Opinion of Wilmer, Cutler & Pickering

1. The execution and delivery by the Company, and the performance by the Company of its obligations under, the Underwriting Agreement and the issuance and sale of the Shares (A) do not violate (i) the Communications Act, (ii) any rules or regulations of the FCC applicable to the Company, or (iii) to the best of such counsel’s knowledge, any decree from any court or tribunal, and (B) do not require any authorization of or filing with the FCC, except such as have been obtained.

2. The Company and its subsidiaries hold all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all reports, filings and registrations with, and paid all fees required by, the FCC necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Registration Statement and the Prospectus, except where such failure could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all certificates, orders, permits, licenses, authorizations, consents and approvals from the FCC necessary for the Company and each of its subsidiaries to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Registration Statement and the Prospectus are in full force and effect; and the Company and each of its subsidiaries have not received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualifications or rejection of any such filing or registration, the effect of which, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3. No adverse judgment, decree or order of the FCC has been issued against the Company or any of its subsidiaries; and no litigation, proceeding, inquiry or investigation has been commenced or, to the best of such counsel’s knowledge, threatened against the Company or any of its subsidiaries before or by the FCC which, if decided adversely to its interest, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4. The statements under the captions “Risk Factors— We are dependent on our FCC licenses, and our business could be harmed by adverse regulatory action or changes to existing laws or rules” and “Legislation and Government Regulations” in the Registration Statement and Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, present fairly in all material respects, such legal matters, documents and proceedings.

1

EXHIBIT F

METROPCS COMMUNICATIONS, INC.

Certificate of Chief Financial Officer

July             , 2004

The undersigned, J. Lyle Patrick, as Chief Financial Officer of MetroPCS Communications, Inc., a Delaware corporation (the “Company”), and not personally, does hereby certify, pursuant to Section 7(n) of the Underwriting Agreement, dated July             , 2004, by and between the Company and Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc. and Thomas Weisel Partners LLC (collectively, the “Underwriters”), relating to an aggregate of              shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as follows:

The financial data identified by the Underwriters and referenced in the attached pages of the Company’s registration statement on Form S-1 (No. 333-113865), and amendments thereto (the “Registration Statement”), and related preliminary prospectus for the registration under the Securities Act of 1933, as amended, dated July             , 2004 (the “Prospectus”) (i) agrees to the dollar amounts in the Company’s audited consolidated financial statements for the years ended December 31, 2000 and 1999 (the “AA Statements”) or (ii) to the extent such financial data cannot be compared directly to the AA Statements, agrees to the dollar and other amounts in the Company’s accounting records for the years ended December 31, 2000 and 1999.

This certificate is delivered to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of Common Stock covered by the Registration Statement and the Prospectus.

[Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name this              day of July 2004.

Name: J. Lyle Patrick
Title: Chief Financial Officer

EXHIBIT G

Form of Lock-Up Agreement

June             , 2004

Bear, Stearns & Co. Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

UBS Securities LLC

J.P. Morgan Securities Inc.

Thomas Weisel Partners LLC

  As Representatives of the several

  Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

and

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

4 World Financial Center

250 Vesey Street

New York, New York 10080

Re:	MetroPCS Communications, Inc.

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by MetroPCS Communications, Inc., a Delaware corporation (the “Company”), of its common stock, $0.0001 par value per share (the “Common Stock”), pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) (Registration Statement No. 333-113865). Prior to the consummation of the Offering, MetroPCS, Inc. (“Metro”) will be merged (the “Merger”) with a wholly-owned subsidiary of the Company, such that after the Merger (i) Metro will be a wholly-owned subsidiary of the Company, (ii) each class or series of the capital stock of Metro (the “Metro Stock”) will be exchanged for the capital stock of the Company of the same class or series, and (iii) all of the outstanding options and warrants to purchase additional shares of the Metro Stock will be assumed by the Company. Concurrently with the consummation of the Offering, the Company’s Class B common stock, $0.0001 par value per share, and its Series D preferred stock, $0.0001 par value per share, will be converted into Common Stock. The “Stock” shall refer to (i) prior to the consummation of the Merger, the Metro Stock, (ii) after the consummation of the Merger until the consummation of the Offering, the Company’s Class A common stock, $0.0001 par value per share, the Company’s Class B common stock, the Common Stock, and the Company’s Series D preferred stock, and (iii) after the consummation of the Offering, the Common Stock and the Company’s Class A common stock.

In order to induce you and the other underwriters for which you intend to act as representatives (the “Underwriters”) to underwrite the Offering pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”), the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security (the transactions described in clauses (a) and (b), each a “Transfer”), whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the following Transfers will not be subject to this Agreement: (i) if the undersigned is an individual, to a member of such individual’s immediate family or to a trust of which such individual or any immediate family member is the beneficiary; (ii) if the undersigned is a partnership or limited liability company, as a distribution to a partner or member of such partnership or limited liability company, or to the estate of any such partner or member; (iii) if the undersigned is a corporation, to any shareholder of such corporation in accordance with such shareholder’s pro rata interest in the corporation; (iv) to the undersigned’s affiliates; (v) to any investment fund or other entity controlled or managed by the undersigned or an affiliate of the undersigned; and (vi) the conversion of the Company’s Class A common stock into the Common Stock after receipt of approval from the Federal Communications Commission; provided further that in the case of each (i), (ii), (iii), (iv), (v) and (vi) above, (a) each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto, and (b) any such Transfer fully complies with applicable law and is not required to be disclosed or reported under Section 16 under the Exchange Act. Nothing herein shall be deemed to limit the undersigned’s rights to convert its Series D preferred stock to Common Stock in accordance with its terms. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, any Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder thereof to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns and Merrill Lynch, during the Lock-up Period the undersigned (x) will not participate in the filing with the Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

It is understood that if (a) the Company withdraws the Registration Statement referred to herein from the Commission or (b) the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to consummation of the Offering, the undersigned shall be released from its obligations under this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with any enforcement hereof. The obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:
Name:
Title: